UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2022

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Directors.

On July 2, 2022, the Board of Directors (the “Board”) of Passage Bio, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”), appointed Dr. Michael Kamarck as a Class I director to fill a Board vacancy, and also appointed Dr. Kamarck as a member of the Governance Committee.

Dr. Kamarck is the Chairman of the Sanofi Biotech Advisory Council, a position held since 2014, and a member of the board of directors of Vaxcyte, Inc., a position held since 2021. He recently retired as Chief Technology Officer for Vir Biotechnology, Inc., where he served from 2017 to 2021. Dr. Kamarck previously held a variety of leadership roles at Merck BioVentures, Wyeth Pharmaceuticals, and Bayer AG over a period of approximately 30 years. Dr. Kamarck holds a Ph.D. in biochemistry from the Massachusetts Institute of Technology and earned a Bachelor’s degree in biology from Oberlin College.

In connection with his appointment to the Board, and in accordance with the Company’s current director compensation policy, Dr. Kamarck will receive cash compensation for serving on the Board, and the Board granted Dr. Kamarck non-incentive stock options (the “Options”) to purchase up to 48,000 shares of the Company’s common stock under the terms of the Company’s 2020 Equity Incentive Plan, with such Options vesting in substantially equal installments on each of the first 36 monthly anniversaries of the Effective Date, such that the shares underlying the Options will become fully vested and exercisable on the three-year anniversary of the date of grant, subject, however, to Dr. Kamarck’s service to the Company on each vesting date.

The Company will enter into an indemnification agreement with Dr. Kamarck in the form that it has entered into with its other directors and that is filed as Exhibit 10.4 to the Company’s registration statement on Form S-1 (File No. 333-236214).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: July 6, 2022	By:	/s/ Simona King
Simona King
Chief Financial Officer

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